UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2018

Instructure, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37629	26-3505687
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6330 South 3000 East, Suite 700 Salt Lake City, UT	84121
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (800) 203-6755

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On October 29, 2018, Instructure, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended September 30, 2018. A copy of this press release is attached hereto as Exhibit 99.1.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as expressly set forth by specific reference in such filing to this Current Report on Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2018, the Company announced that the Board of Directors (the “Board”) appointed Dan Goldsmith as Chief Executive Officer, effective as of January 1, 2019.  Mr. Goldsmith will succeed Joshua L. Coates, who has served as the Company’s Chief Executive Officer since October 2010.  Mr. Coates, who has served on the Board since January 2010, will continue in that role and will become Executive Chairman of the Board, effective as of January 1, 2019.  Mr. Goldsmith has also been elected to the Board, effective October 29, 2018, and will serve until the Company’s 2019 annual meeting of stockholders.

Mr. Goldsmith has served as the Company’s President since June 2018.  From March 2016 to June 2018, Mr. Goldsmith served as Executive Vice President of Global Accounts of Veeva Systems Inc., a cloud provider for life sciences, since March 2016. From January 2014 to March 2016, Mr. Goldsmith served as Chief Strategy Officer of Veeva, and from April 2010 to January 2014, Mr. Goldsmith served as General Manager, Europe and Emerging Markets at Veeva. Prior to his time at Veeva, Mr. Goldsmith held leadership positions at Accenture, PricewaterhouseCoopers and IBM. Mr. Goldsmith holds a Bachelor of Science degree in mechanical engineering from the University of Rochester.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits

Exhibit No.	Description
99.1	Press Release, dated October 29, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Instructure, Inc.

Dated: October 29, 2018
	By:	/s/ Matthew A. Kaminer
Matthew A. Kaminer
Senior Vice President, General Counsel and Secretary